UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A
(Amendment No. 1)

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 14, 2017

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KULICKE AND SOFFA INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

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Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23A Serangoon North Avenue 5, #01-01 K&S Corporate Headquarters, Singapore		554369
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed on March 15, 2017 (the “Original Filing”) by Kulicke and Soffa Industries, Inc. (the “Company”). The Original Filing reported the final voting results of the Company’s Annual Meeting of Stockholders held on March 14, 2017 (the “Annual Meeting”). The sole purpose of this amendment is to disclose, as required by U.S. Securities and Exchange Commission regulations, the Company’s decision regarding the frequency of future shareholder advisory votes on the compensation of its named executive officers. Other than as set forth in Item 5.07 below, no other disclosure in the Original Filing is amended by this Form 8-K/A.

Item 5.07	Submission of Matters to a Vote of Security Holders

As reported in the Original Filing, at the Annual Meeting, in accordance with the recommendation of the Board of Directors, the Company’s stockholders recommended, by advisory vote, a one-year frequency of future advisory votes on the compensation of the Company’s named executive officers. In accordance with these results and its previous recommendation, the Board of Directors determined that future advisory votes on named executive officer compensation will be held every year until the next required advisory vote on the frequency of shareholder votes on executive compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KULICKE AND SOFFA INDUSTRIES, INC.

Date: May 17, 2017	By:	/s/ JONATHAN CHOU
	Name:	Jonathan Chou
	Title:	Executive Vice President and Chief Financial Officer